SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(A) of the Securities
Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

PAIN THERAPEUTICS, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
May 29, 2003

To the Stockholders:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Pain Therapeutics, Inc. (the “Company”), a Delaware corporation, will be held on Thursday, May 29, 2003 at 10:00 a.m., local time, at the offices of Wilson Sonsini Goodrich & Rosati, Professional Corporation located at 650 Page Mill Road, Palo Alto, California, 94304, for the following purposes:

1. To elect Remi Barbier and Sanford R. Robertson as Class III Directors, each to serve for a three year term and until their successors are duly elected and qualified (Proposal One);

2. To ratify the appointment of Ernst & Young LLP as independent auditor to the Company for the fiscal year ending December 31, 2003 (Proposal Two); and

3. To transact such other business as may properly be brought before the meeting and any adjournment(s) thereof.

      The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

      Only stockholders of record at the close of business on April 10, 2003 are entitled to notice of and to vote at the meeting.

Sincerely,

MICHAEL J. O’DONNELL
Secretary

South San Francisco, California
April 25, 2003

YOUR VOTE IS IMPORTANT

      THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE COMPANY, ON BEHALF OF THE BOARD OF DIRECTORS, FOR THE 2003 ANNUAL MEETING OF STOCKHOLDERS. THE PROXY STATEMENT AND THE RELATED PROXY FORM ARE BEING DISTRIBUTED ON OR ABOUT APRIL 25, 2003. YOU CAN VOTE YOUR SHARES USING ONE OF THE FOLLOWING METHODS:

•	COMPLETE AND RETURN A WRITTEN PROXY CARD

•	ATTEND THE COMPANY’S 2003 ANNUAL MEETING OF STOCKHOLDERS AND VOTE

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE. ANY STOCKHOLDER ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY CARD.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL ONE ELECTION OF TWO CLASS III DIRECTORS
PROPOSAL TWO RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITOR TO THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003
Summary Compensation Table
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
COMPARISON OF HISTORICAL CUMULATIVE TOTAL RETURN(*) AMONG PAIN THERAPEUTICS, INC., NASDAQ COMPOSITE INDEX AND THE NASDAQ PHARMACEUTICAL COMPOSITE INDEX
CUMULATIVE TOTAL RETURN AT PERIOD ENDED
CERTAIN BUSINESS RELATIONSHIPS
OTHER MATTERS

PAIN THERAPEUTICS, INC.

416 Browning Way
South San Francisco, California 94080

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General

      The enclosed Proxy is solicited on behalf of the Board of Directors of Pain Therapeutics, Inc. (which we will refer to as the “Company” throughout this Proxy Statement) for use at the Annual Meeting of Stockholders to be held at the offices of Wilson Sonsini Goodrich & Rosati, Professional Corporation located at 650 Page Mill Road, Palo Alto, California, 94304, on Thursday, May 29, 2003, at 10:00 a.m., local time, and at any adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Company’s principal executive offices are located at the address listed at the top of the page and the telephone number is (650) 624-8200.

      The Company’s Annual Report and Annual Report on Form 10-K, containing financial statements for the fiscal year ended December 31, 2002, are being mailed together with these proxy solicitation materials to all stockholders entitled to vote. This Proxy Statement, the accompanying Proxy, the Company’s Annual Report and Annual Report on Form 10-K will first be mailed on or about April 25, 2003 to all stockholders entitled to vote at the meeting.

      THE COMPANY SHALL PROVIDE WITHOUT CHARGE TO EACH STOCKHOLDER SOLICITED BY THESE PROXY SOLICITATION MATERIALS A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K, TOGETHER WITH THE FINANCIAL STATEMENTS REQUIRED TO BE FILED WITH THE ANNUAL REPORT ON FORM 10-K, UPON REQUEST OF THE STOCKHOLDER MADE IN WRITING TO PAIN THERAPEUTICS, INC., 416 BROWNING WAY, SOUTH SAN FRANCISCO, CALIFORNIA, 94080, ATTN: MANAGER, INVESTOR RELATIONS.

Record Date and Share Ownership

      Stockholders of record at the close of business on April 10, 2003 (which we will refer to as the “Record Date” throughout this Proxy Statement) are entitled to notice of and to vote at the meeting and at any adjournment(s) thereof. The Company has one series of common shares issued and outstanding, designated as Common Stock, $0.001 par value per share (the “Common Stock”) and one series of undesignated Preferred Stock, $0.001 par value per share. As of the Record Date, 120,000,000 shares of the Company’s Common Stock were authorized and 27,204,608 shares were issued and outstanding. As of the Record Date, 10,000,000 shares of the Company’s Preferred Stock were authorized and none were outstanding.

Revocability of Proxies

      Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by (A) delivering to the Company at its principal offices (Attention: Manager, Investor Relations) (i) a written notice of revocation or (ii) a duly executed proxy bearing a later date or (B) attending the meeting and voting in person.

Voting

      On all matters, each share has one vote. See Proposal One — Election of Two Class III Directors — Vote Required.

Solicitation of Proxies

      The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of the Company’s Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, personally or by telephone or facsimile.

Quorum; Abstentions; Broker Non-Votes

      Votes cast by proxy or in person at the Annual Meeting (“Votes Cast”) will be tabulated by the Inspector of Elections (the “Inspector”) who will be a representative from Mellon Investor Services, the Company’s Transfer Agent and Registrar. The Inspector will also determine whether or not a quorum is present. Except in certain specific circumstances, the affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present is required under Delaware law for approval of proposals presented to stockholders. In general, Delaware law provides that a quorum consists of a majority of shares entitled to vote and present or represented by proxy at the meeting.

      The Inspector will treat shares that are voted WITHHELD or ABSTAIN as being present and entitled to vote for purposes of determining the presence of a quorum but will not be treated as votes in favor of approving any matter submitted to the stockholders for a vote. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted (i) for the election of the nominees for directors set forth herein; (ii) for the ratification of Ernst & Young LLP; and (iii) upon such other business as may properly come before the Annual Meeting or any adjournment thereof, but will not be voted in the election of directors other than as provided in (i) above.

      If a broker indicates on the enclosed proxy or its substitute that such broker does not have discretionary authority as to certain shares to vote on a particular matter (broker non-votes), those shares will be considered as present with respect to establishing a quorum for the transaction of business. The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general statutory requirements in Delaware concerning voting of shares and determination of a quorum.

      In a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that while broker non-votes may be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of votes cast with respect to the particular proposal on which the broker has expressly not voted. Broker non-votes with respect to proposals set forth in this Proxy Statement will therefore not be considered “Votes Cast” and, accordingly, will not affect the determination as to whether the requisite majority of Votes Cast has been obtained with respect to a particular matter.

Deadline for Receipt of Stockholder Proposals

      Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the Company’s bylaws and the rules established by the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company’s 2004 Annual Meeting of Stockholders must be received by the Company no later than December 19, 2003, in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

      The attached proxy card grants the proxy holders discretionary authority to vote on any matter raised at the Annual Meeting. If a stockholder intends to submit a proposal at the Company’s 2004 Annual Meeting of Stockholders that is not eligible for inclusion in the proxy statement relating to the meeting, and the stockholder fails to give the Company notice in accordance with the requirements set forth in the Exchange Act but after December 19, 2003 and on or before March 4, 2004, then the proxy holders will be allowed to use their discretionary authority when and if the proposal is raised at the Company’s 2004 Annual Meeting.

PROPOSAL ONE

ELECTION OF TWO CLASS III DIRECTORS

Nominees

      The Company’s Board of Directors has six authorized directors and currently consists of six members. The Company has a classified Board of Directors, which is divided into three classes of directors whose terms expire at different times. The three classes are currently comprised of the following directors:

•	Class I consists of Michael J. O’Donnell and Nadav Friedmann, M.D., Ph.D., who will serve until the 2004 Annual Meeting of Stockholders;

•	Class II consists of Robert Z. Gussin, Ph.D. and Richard G. Stevens, CPA, who will serve until the 2005 Annual Meeting of Stockholders; and

•	Class III consists of Remi Barbier and Sanford R. Robertson, who will serve until the 2003 Annual Meeting of Stockholders, and who stand for re-election as Class III directors at such meeting.

      In March 2003, Dr. Gert Caspritz resigned from his position on the Board of Directors where he was a member of the Audit Committee and the Compensation Committee. In March 2003 the Board of Directors appointed Robert Z. Guzzin, Ph.D. to the Board of Directors as well as the Audit Committee and the Compensation Committee.

      At each annual meeting of stockholders, the successors to directors whose terms will then expire will be elected to serve from the time of election and qualification until the third annual meeting following election and until their successors have been duly elected and qualified. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of an equal number of directors.

      Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company’s two nominees named below, who are currently directors of the Company. The nominees have consented to be named as nominees in the proxy statement and to continue to serve as directors if elected. If either nominee becomes unable or declines to serve as a director or if additional persons are nominated at the meeting, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of the nominees listed below if possible (or, if new nominees have been designated by the Board of Directors, in such a manner as to elect such nominees), and the specific nominees to be voted for will be determined by the proxy holders.

      The nominees for the Class III Directors and their biographical information are as follows:

•	Remi Barbier’s biographical information can be found below in the Directors and Executive Officers section.

•	Sanford R. Robertson’s biographical information can be found below in the Directors and Executive Officers section.

      The Company is not aware of any reason that either nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the Company’s Annual Meeting of Stockholders held in 2006 or until a successor has been elected and qualified. Other than the relationships noted in the section “Employment and Other Agreements,” there are no arrangements or understandings between any director or executive officer and any other person pursuant to which he is or was to be selected as a director or officer of the Company.

Vote Required

      Directors will be elected by a plurality vote of the shares of the Company’s Common Stock present or represented and entitled to vote on this matter at the meeting. Accordingly, the candidates receiving the highest number of affirmative votes of shares represented and voting on this proposal at the meeting will be elected directors of the Company. Votes withheld from a nominee and broker non-votes will be counted for purposes of determining the presence or absence of a quorum but, because directors are elected by a plurality vote, will have no impact once a quorum is present. See “Quorum; Abstentions; Broker Non-Votes.”

THE CLASS I AND II DIRECTORS RECOMMEND THAT

STOCKHOLDERS VOTE FOR THE CLASS III NOMINEES LISTED ABOVE.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP

AS INDEPENDENT AUDITOR TO THE COMPANY
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003

      The Board of Directors has selected Ernst & Young LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending December 31, 2003, and recommends that the stockholders vote for ratification of such appointment. Although action by stockholders is not required by law, the Board of Directors has determined that is desirable to request approval of this selection by the stockholders. Notwithstanding the selection or ratification, the Board of Directors, in its discretion, may direct the appointment of new independent auditors at any time during the year, if the Board of Directors determines that such a change would be in the best interest of the Company.

      Representatives of Ernst & Young LLP are expected to be present at the meeting and will be afforded the opportunity to make a statement if they desire to do so, and are also expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS

VOTE FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP
AS INDEPENDENT AUDITOR TO THE COMPANY FOR THE FISCAL YEAR
ENDING DECEMBER 31, 2003.

Changes in Auditors

      Effective April 10, 2002, the Company engaged Ernst & Young LLP as the Company’s independent auditor, which was ratified by stockholders at the 2002 Annual Meeting of Stockholders. The Company’s former independent accountants, KPMG LLP, were dismissed effective April 10, 2002 on the recommendation of the Company’s Audit Committee and the approval by the Company’s Board of Directors.

      The audit reports of KPMG LLP on the financial statements of the Company as of and for the fiscal years ended December 31, 2000 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

      During the Company’s 2000 and 2001 fiscal years and the subsequent interim period through April 10, 2002, there were no disagreements between the Company and KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to their satisfaction would have caused KPMG LLP to make reference thereto in their report on the financial statements of the Company for such years.

      During the Company’s 2000 and 2001 fiscal years and the subsequent interim period through April 10, 2002, the Company did not consult with Ernst & Young LLP regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

      The Company requested that KPMG LLP furnish a letter addressed to the Securities and Exchange Commission stating whether they agreed with the above statements. A copy of the KPMG LLP letter to the

Securities and Exchange Commission, dated April 16, 2002 is filed as an exhibit to the Company’s report on Form 8-K dated April 10, 2002.

Independent Auditor Fee Information

      Fees for professional services provided by our independent auditors in each of the last two fiscal years, in each of the following categories are:

	2002	2001

Audit Fees	$100,400	$86,601
Audit-Related Fees	—	—
Tax Fees	7,500	13,650
Other Fees	—	—

	$107,900	$100,251

      Ernst & Young LLP served as Pain Therapeutics’ independent auditors for the year ended December 31, 2002 and KPMG LLP served as the Company’s independent auditors for the year ended December 31, 2001. The 2002 fees relate to services provided by Ernst & Young LLP and the 2001 fees relate to services provided by KPMG LLP.

      Audit fees include fees associated with the annual audit, the quarterly reports on Form 10-Q, issuance of consents and reports filed with the SEC and accounting consultations. Tax fees include tax compliance and other tax advice and planning services. The Company did not incur audit related or other fees in the years ended December 31, 2002 and 2001.

      All auditing services and non-audit services, other than those pursuant to the de minimis exception, provided to the Company by our independent auditors are required to be pre-approved by the Audit Committee.

Directors and Executive Officers

      The following table sets forth for each Class I Director, each Class II Director, each Class III Director and the executive officers of the Company, their ages and present positions with the Company as of the Record Date.

Name	Age	Position

Remi Barbier	43	President, Chief Executive Officer, Chairman of the Board of Directors and Class III Director
Nadav Friedmann, M.D., Ph.D.	60	Chief Operating Officer and Class I Director
Edmon R. Jennings	55	Chief Commercialization Officer
Peter S. Roddy	43	Chief Financial Officer
Grant L. Schoenhard, Ph.D.	58	Chief Scientific Officer
Robert Z. Gussin, Ph.D.(1)(2)	65	Class II Director
Michael J. O’Donnell, Esq.	44	Class I Director and Secretary
Sanford R. Robertson(1)(2)	71	Class III Director
Richard G. Stevens, CPA(1)	56	Class II Director

(1)	Member of Audit Committee.

(2)	Member of Compensation Committee.

      There is no family relationship between any director or executive officer of the Company.

      Remi Barbier, the Company’s founder, has served as the Company’s President, Chief Executive Officer and Chairman since the Company’s inception in May 1998. Prior to that time, Mr. Barbier helped in the growth or founding of: Exelixis Inc., a functional genomics company, ArQule, a chemistry company, and EnzyMed (now owned by Albany Molecular Research), a chemistry company. Mr. Barbier served as Chief Operating Officer of Exelixis from January 1996 to May 1998. Mr. Barbier was Vice President of Corporate Development and Clinical Project Manager of Xoma Corporation, a biotechnology company from October 1993 to December 1995. Mr. Barbier is a director of Mendel Biotechnology, Inc. and Poetic Genetics, Inc. Mr. Barbier received his B.A. from Oberlin College and his M.B.A. from the University of Chicago.

      Nadav Friedmann, M.D., Ph.D., has served as director of Pain Therapeutics, Inc. since September 1998 and in October 2001 Dr. Friedmann joined the Company as Chief Operating Officer. Dr. Friedmann is the owner and President of EMET Research Inc., a consulting firm in the pharmaceutical industry. Dr. Friedmann was President and Chief Executive Officer of Daiichi Pharmaceutical Corporation, a pharmaceutical company, from 1997 to April 2000, and was a Consultant to the Board of Directors of Daiichi Pharmaceutical Co., Ltd. in Tokyo from 1995 to 1997. From 1992 to 1995, Dr. Friedmann served as Vice President, Clinical Research at Xoma Corporation. From 1980 to 1991, Dr. Friedmann held various leadership positions with Johnson and Johnson, a healthcare company, including the position of Vice President and Head of Research of the J&J Biotechnology Center. Prior to that, Dr. Friedmann was Medical Director of Abbott Laboratories. Dr. Friedmann is a graduate of Albert Einstein College of Medicine, where he received an M.D., and of the University of California, San Diego, where he received a Ph.D. degree in Biochemistry.

      Edmon R. Jennings joined Pain Therapeutics, Inc. in February 2000. Prior to that time, Mr. Jennings held senior management positions at Genentech, Inc., a biopharmaceutical company, including Vice President of Corporate Development from December 1995 to January 2000, Vice President of Sales and Marketing from January 1994 to December 1995 and Vice President of Sales from December 1990 to December 1993. Prior to Genentech, Mr. Jennings held positions with Bristol-Myers Oncology and Bristol Laboratories, both of which were divisions of Bristol-Myers (now Bristol-Myers Squibb), a pharmaceutical company, for approximately twelve years. Mr. Jennings is a director of ViroLogic, Inc. Mr. Jennings received his B.A. from the University of Michigan.

      Peter S. Roddy has served as Chief Financial Officer of Pain Therapeutics, Inc. since November 2002. From 1990 to 2002, Mr. Roddy held a variety of senior management positions at COR Therapeutics, Inc. (now Millenium Pharmaceuticals, Inc.) a biopharmaceutical company, including Senior Vice President, Finance and Chief Financial Officer between 2000 and 2002. Prior to 1990, Mr. Roddy held a variety of positions at Price Waterhouse & Company, Hewlett Packard Company and MCM Laboratories, Inc. Mr. Roddy received his B.S. in Business Administration from the University of California, Berkeley.

      Grant L. Schoenhard, Ph.D., joined Pain Therapeutics, Inc. in September 2000 as Vice President of Preclinical Development. In September 2001 Dr. Schoenhard was promoted to Chief Scientific Officer. From February 2000 to September 2000, Dr. Schoenhard was a consultant and provided pharmacodynamic research and development services to various organizations. From September 1998 to February 2000, Dr. Schoenhard was Senior Director of Pharmacokinetics, Drug Metabolism and Pharmacology at Genentech, Inc. From 1974 to July 1998, Dr. Schoenhard held various management positions, including Executive Director of Pharmacokinetics, Drug Metabolism and Radiochemistry at Searle, a pharmaceutical company owned by Monsanto Corporation. Dr. Schoenhard was a member of the Board of Directors of LC Resources, Inc. from December 1998 through January 2002. Dr. Schoenhard was also Adjunct Professor of Pharmacology, School of Medicine, University of Pennsylvania for a number of years. Dr. Schoenhard received his B.S. from Michigan State University and his M.S. and Ph.D. from Oregon State University.

      Robert Z. Gussin, Ph.D. has served as a director since March 2003. Dr. Gussin worked at Johnson & Johnson (J&J) for 26 years, most recently as Chief Scientific Officer and Corporate Vice President, Science and Technology from 1986 through his retirement in 2000. Prior to assuming this role, Dr. Gussin worked at J&J’s McNeil division for 12 years, most recently as Vice President, Research and Development and Vice President, Scientific Affairs. From 1967 to 1974 Dr. Gussin held various research positions with Lederle Laboratories, a pharmaceutical company. Dr. Gussin sits on the advisory boards of the Duquesne University

Pharmacy School, The Graduate School of the University of Notre Dame, The Harvard University School of Public Health and the University of Michigan Medical School Department of Pharmacology. Dr. Gussin received his B.S. and M.S. degrees from Duquesne University and his Ph.D. in Pharmacology from the University of Michigan, Ann Arbor.

      Michael J. O’Donnell, Esq. Mr. O’Donnell has served as a director since June 1998. Mr. O’Donnell has been a member of the law firm of Wilson Sonsini Goodrich & Rosati, Professional Corporation, the Company’s corporate counsel, since 1993. Mr. O’Donnell serves as corporate counsel to numerous public and private biopharmaceutical and life sciences companies. Mr. O’Donnell received a J.D. degree, cum laude, from Harvard University and a B.A. degree from Bucknell University, summa cum laude.

      Sanford R. Robertson has served as a director since September 1998. Mr. Robertson is a principal of Francisco Partners, the world’s largest technology buyout fund. With a focus on structured investments in technology and technology-related businesses, Francisco Partners is a pioneer in the emerging private equity category of Technology Buyouts. Prior to founding Francisco Partners in January 2000, Mr. Robertson was the founder and chairman of Robertson, Stephens & Company, a leading technology investment bank formed in 1978 and sold to BankBoston in 1998. Since the sale, Mr. Robertson has been an active technology investor and advisor to several technology companies. Mr. Robertson was also the founder of Robertson, Colman, Siebel & Weisel, later renamed Montgomery Securities, another prominent technology investment bank. Mr. Robertson was one of the pioneers in the creation of West Coast technology banking as an industry in the late 1960s, and has remained one of the industry’s most renowned participants to this date. He has had significant financing involvement in over 500 growth companies throughout his career, including 3Com Corporation, America Online, Inc., Applied Materials, Inc., Ascend Communications Inc., Dell Computer Corporation, E*Trade Securities, Inc., Siebel Systems, Inc. and Sun Microsystems, Inc. Mr. Robertson is also a director of the Schwab Fund for Charitable Giving and Netro Corporation. Mr. Robertson received his B.B.A. and M.B.A. degrees with distinction from the University of Michigan.

      Richard G. Stevens, CPA, has served as director since February 2002 when he was appointed by the Board of Directors. Mr. Stevens is currently the founder and managing director of Hunter Stevens LLC, a professional services firm. Prior to forming Hunter Stevens in 1995, Mr. Stevens served as a partner with both Ernst & Young and Coopers & Lybrand. During his tenure with Coopers & Lybrand, Mr. Stevens provided advice and technical support to the firm’s approximate 100 domestic practice offices concerning accounting, auditing and SEC matters. Mr. Stevens received his undergraduate B.S. degree with honors from the University of San Francisco.

Director Compensation

      The Company reimburses its officers and directors for expenses incurred in attending any Board of Directors or committee meeting.

      The Company’s non-employee directors are eligible to participate in the Company’s 1998 Stock Plan. Currently each non-employee director who serves as a director on the date of each Annual Shareholders Meeting receives an option to purchase 25,000 shares of the Company’s Common Stock. An automatic grant of 25,000 shares of Common Stock will be made to a director who first becomes a non-employee director (except those directors who become non-employee directors by ceasing to be employee directors) on the date he or she first attends a meeting of the Board of Directors or one of its committees, and each non-employee director will automatically be granted an option to purchase 25,000 shares of Common Stock on the date of the Company’s annual stockholder’s meeting, provided he or she will have served on the Company’s Board of Directors as of such date. All options automatically granted to non-employee directors will (i) vest as to 25% of the shares subject to the option on each anniversary of the date of grant, subject to his or her continuing to serve as a member of the Board of Directors on such date, (ii) be exercisable only while he or she remains a member of the Board of Directors, (iii) have a term of 10 years, and (iv) have an exercise price equal to 100% of the fair market value per share of Common Stock on the date of grant.

      Employee directors who meet the eligibility requirements may participate in the Company’s 2000 Employee Stock Purchase Plan.

      The Company maintains directors and officers indemnification insurance coverage. This insurance covers directors and officers individually. These policies currently run from July 13, 2002 through July 13, 2003 at a total cost of $460,000. The primary carrier is Zurich American.

Board Meetings and Committees

      The Board of Directors of the Company held a total of eight meetings during the fiscal year ended December 31, 2002. No director serving throughout fiscal year 2002 attended fewer than 75% of the aggregate of all meetings of the Board of Directors and the committees of the Board upon which such director served. Mr. O’Donnell, Mr. Barbier and Dr. Friedmann attended all meetings of the Board of Directors. The Board of Directors has a standing Audit Committee and a standing Compensation Committee. The Board of Directors does not have a standing Nominating Committee.

      In 2002 the Audit Committee consisted of directors Dr. Caspritz, Mr. Robertson, and Mr. Stevens, each of whom is independent as defined under the National Association of Securities Dealers’ listing standards as well as the Sarbanes-Oxley Act of 2002. The Audit Committee operates under a written charter adopted by the Board of Directors. The Audit Committee reviews the Company’s internal accounting procedures, consults with and reviews the services provided by the Company’s independent auditors and makes recommendations to the Board of Directors regarding the selection of independent auditors. The Audit Committee held four meetings during fiscal 2002.

      In 2002 the Compensation Committee consists of directors Dr. Caspritz and Mr. Robertson. The Compensation Committee reviews and recommends to the Board of Directors the salaries, incentive compensation and benefits of the Company’s officers and employees and administers the Company’s stock plans and employee benefit plans. The Compensation Committee held 2 meetings during fiscal 2002.

      In March 2003, Dr. Gert Caspritz resigned from the Board of Directors as well as the Audit Committee and the Compensation Committee. In March 2003 the Board of Directors appointed Robert Z. Guzzin, Ph.D. to the Board of Directors as well as the Audit Committee and the Compensation Committee.

Compensation Committee Interlocks and Insider Participation

      No member of the Compensation Committee has served as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving as a member of the Company’s Board of Directors or Compensation Committee. Since the formation of the Compensation Committee in March 2000, none of its members has been an officer or employee of the Company while a member of the Compensation Committee.

Security Ownership of Certain Beneficial Owners and Management

      The following table sets forth as of February 28, 2003, certain information with respect to the beneficial ownership of the Company’s Common Stock by (i) any person (including any group as that term is used in Section 13(d)(3) of the Exchange Act), known by the Company to be the beneficial owner of more than 5% of the Company’s voting securities, (ii) each director and each nominee for director to the Company, (iii) each of the executive officers named in the Summary Compensation Table appearing herein, and (iv) all executive officers, directors and nominees for director of the Company as a group. The number and percentage of shares beneficially owned are based on the aggregate of 27,200,508 shares of Common Stock outstanding as of February 28, 2003. The Company does not know of any arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change of control of the Company.

		Percent of Common
Name and Address of Beneficial Owner(1)	Number of Shares	Stock Outstanding(1)

Delaware Management Holdings(2)	2,664,500	9.8%
2005 Market Street
Philadelphia, PA 19103
William H. Gates, III(3)	1,851,700	6.8%
2365 Carillon Point
Kirkland, WA 98033
TVM Medical Ventures GmbH & Co. KG(4)	1,440,194	5.3%
101 Arch Street, Suite 1950
Boston, MA 02110
Laird Norton Financial Group, Inc.(5)	1,344,869	5.0%
801 Second Avenue, Suite 1600
Seattle, WA 98104
Remi Barbier(6)	8,399,531	30.6%
Sanford R. Robertson(7)	319,270	1.2%
2882 Sand Hill Road, Suite 280
Menlo Park, CA 94025
Nadav Friedmann, M.D., Ph.D.(8)	399,143	1.5%
David L. Johnson, CPA(9)	221,880	*
Edmon R. Jennings(10)	164,967	*
Michael J. O’Donnell(11)	90,234	*
Wilson Sonsini Goodrich & Rosati
650 Page Mill Road
Palo Alto, CA 94304
Grant L. Schoenhard, Ph.D.(12)	79,424	*
Peter S. Roddy(13)	20,833	*
Richard G. Stevens	10,000	*
Embarcadero Center One, Suite 3700
San Francisco, CA 94111
Robert Z. Gussin, Ph.D.	—	*
All directors, executive officers and nominees for director as a group (10 persons)(14)	9,705,282	34.6%

*	Represents beneficial ownership of less than one percent (1%) of the outstanding shares of the Company’s Common Stock.

(1)	This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13G filed with the SEC. Unless otherwise indicated in the footnotes to this table, and subject to community property laws where applicable, each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Unless otherwise indicated, the address for directors, executive officers and nominees for director is the Company’s address. The applicable percentage of ownership is based on 27,200,508 shares of Common Stock outstanding as of February 28, 2003, adjusted as required by the rules promulgated by the SEC.

(2)	Based on Schedule 13G as filed with the SEC and dated February 6, 2003.

(3)	Based on Schedule 13G as filed with the SEC and dated February 12, 2003. Includes 1,851,700 shares held by Cascade Investments, LLC, which is controlled by William H. Gates, III.

(4)	Based on Schedule 13G as filed with the SEC and dated February 12, 2003.

(5)	Based on Schedule 13G as filed with the SEC and dated February 10, 2003. Includes 1,344,869 held by Wentworth, Hauser & Violich, a wholly owned subsidiary of Laird Norton Financial Group, Inc., and as to which Laird Norton Financial Group, Inc. has shared voting and dispositive investment power.

(6)	Includes 219,531 shares issuable pursuant to options exercisable within 60 days of February 28, 2003.

(7)	Includes 69,270 shares issuable pursuant to options exercisable within 60 days of February 28, 2003.

(8)	Includes 278,643 shares issuable pursuant to options exercisable within 60 days of February 28, 2003.

(9)	Mr. Johnson resigned as Chief Financial Officer in November 2002. The securities ownership information provided is the most recent information available to the Company, as Mr. Johnson is no longer required to publicly disclose his ownership position. Includes 29,842 shares issuable pursuant to options exercisable within 60 days of February 28, 2003.

(10)	Includes 146,217 shares issuable pursuant to options exercisable within 60 days of February 28, 2003.

(11)	Includes 45,000 shares held by WS Investment Company 98B, 12,162 shares held by WS Investment Company 99B, 1,777 shares held by WS Investment Company 2000A, 5,775 shares held by Michael J. O’Donnell, and 25,520 shares issuable to Mr. O’Donnell pursuant to options exercisable within 60 days of February 28, 2003. Mr. O’Donnell, a director of the Company, is a general partner of WS Investment Company. Mr. O’Donnell disclaims beneficial ownership of the shares held by WS Investment Company, except to the extent of his partnership interest in such shares. Mr. O’Donnell is also a partner in Wilson Sonsini Goodrich & Rosati, Professional Corporation, the Company’s corporate counsel.

(12)	Includes 79,424 shares issuable pursuant to options exercisable within 60 days of February 28, 2003.

(13)	Includes 20,833 shares issuable pursuant to options exercisable within 60 days of February 28, 2003.

(14)	Includes 879,280 shares issuable pursuant to options exercisable within 60 days of February 28, 2003.

Executive Compensation

      The following table sets forth all compensation paid or accrued during fiscal years 2002, 2001 and 2000 to the Company’s President and Chief Executive Officer, each of the Company’s four other most highly compensated executive officers and the Company’s former Chief Financial Officer.

Summary Compensation Table

				Long-Term
				Compensation
				Awards

		Annual Compensation		Securities
				Underlying	All Other
Name and Principal Position	Fiscal Year	Salary	Bonus	Options(#)	Compensation(1)

Remi Barbier	2002	$378,479	$100,000	700,000	$3,811
President, Chief Executive Officer	2001	$359,321	$100,000	1,500	$4,532
and Chairman of the Board	2000	$312,500	$45,000	—	$10,085

Nadav Friedmann, M.D., Ph.D.(2)	2002	$306,875	$50,000	50,000	$2,132
Chief Operating Officer and director	2001	$72,265	—	550,000	$302

Edmon R. Jennings(3)	2002	$219,927	$40,000	50,000	$2,099
Chief Commercialization Officer	2001	$209,660	$40,000	46,500	$2,100
	2000	$183,476	$15,000	225,000	$1,400

				Long-Term
				Compensation
				Awards

		Annual Compensation		Securities
				Underlying	All Other
Name and Principal Position	Fiscal Year	Salary	Bonus	Options(#)	Compensation(1)

David L. Johnson(4)	2002	$194,141	$40,000	50,000	$29,695
Former Chief Financial Officer	2001	$204,660	$40,000	46,500	$1,848
	2000	$177,125	$25,000	190,000	$1,231

Peter S. Roddy(5)	2002	$27,500	—	200,000	$395
Chief Financial Officer

Grant Schoenhard, Ph.D.(6)	2002	$209,698	$45,000	50,000	$1,678
Chief Scientific Officer	2001	$194,660	$20,000	76,500	$1,679
	2000	$54,356	—	50,000	—

(1)	All other compensation includes life insurance paid by the Company on behalf of the executive officers and $28,000 in consulting expense for Mr. Johnson paid in 2002.

(2)	Dr. Friedmann has served as a director of the Company since September 1998 and commenced his employment with the Company in October 2001.

(3)	Mr. Jennings commenced his employment with the Company in February 2000.

(4)	Mr. Johnson commenced his employment in January 2000. Mr. Johnson resigned as Chief Financial Officer in November 2002.

(5)	Mr. Roddy commenced his employment with the Company in November 2002.

(6)	Dr. Schoenhard commenced his employment with the Company in September 2000.

Option Grants in 2002

      The following table sets forth information concerning grants of stock options to each of the executive officers named in the table above during 2002. All options granted to these executive officers in 2002 were granted under the 1998 Stock Plan, as amended. Except as otherwise noted, one forty-eighth of the shares subject to each option vests and becomes exercisable one month after the vesting commencement date, and an additional one forty-eighth of the shares subject to each option vests each month thereafter. The percent of the total options set forth below is based on an aggregate of 1,692,213 options granted to employees and consultants during 2002.

      Potential realizable value represents hypothetical gains that could be achieved for the options if exercised at the end of the option term assuming the fair market value of the Common Stock on the date of grant appreciates at 5% and 10% over the option term. The assumed 5% and 10% rates of stock price appreciation are provided in accordance with rules of the Securities and Exchange Commission and do not represent our estimate or projection of the Company’s future Common Stock price.

		Percent of			Potential Realizable Value
	Number of	Total Options			at Assumed Annual Rates of
	Securities	Granted to			Stock Appreciation for
	Underlying	Employees	Exercise		Option Term
	Options	During	Price Per	Expiration
Name	Granted	Period(%)	Share	Date	5%	10%

Remi Barbier	700,000	41.37%	6.90	6/14/2007	$1,334,440	$2,948,763
Nadav Friedmann, M.D., Ph.D.	50,000	2.95%	9.11	7/14/2012	$286,462	$725,950
Edmon R. Jennings	50,000	2.95%	9.11	7/14/2012	$286,462	$725,950
David L. Johnson, CPA(1)	50,000	2.95%	9.11	7/14/2012	$286,462	$725,950
Peter S. Roddy	200,000	11.82%	3.19	11/18/2012	$401,235	$1,016,808
Grant L. Schoenhard, Ph.D.	50,000	2.95%	9.11	7/14/2012	$286,462	$725,950

(1)	Mr. Johnson resigned as Chief Financial Officer in November 2002.

Aggregate Option Exercises in 2002 and Values at December 31, 2002

      The following table sets forth information concerning exercisable and unexercisable stock options held by the executive officers named in the summary compensation table at December 31, 2002. The value of unexercised in-the-money options is based on the fair market value per share, as of December 31, 2002, of the Company’s Common Stock underlying the options minus the actual exercise prices. All options were granted under the Company’s 1998 Stock Plan, as amended. Except as otherwise noted, these options vest over four years and otherwise generally conform to the terms of the Company’s 1998 Stock Plan, as amended.

			Number of Securities
			Underlying Unexercised		Value of Unexercised
			Options at		In-the-Money Options at
	Shares		December 31, 2002		December 31, 2002(1)
	Acquired on	Value
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Remi Barbier	—	—	161,072	540,428	—	—
Nadav Friedmann, M.D., Ph.D.	—	—	222,394	452,606	$64,691	$12,059
Edmon R. Jennings	43,000	$353,090	119,427	140,323	$135,699	$91,219
David L. Johnson, CPA(2)	—	—	21,801	74,699	—	—
Peter S. Roddy	—	—	4,166	195,834	—	—
Grant L. Schoenhard, Ph.D.	—	—	64,718	111,782	—	—

(1)	Value is determined by subtracting the exercise price of an option from the $2.39 per share fair market value of the Company’s Common Stock as of December 31, 2002.

(2)	Mr. Johnson resigned as Chief Financial Officer in November 2002.

Employment and Other Agreements

      In July 1998, the Company entered into an employment agreement with Mr. Barbier. In July 2002, this agreement was renewed and Mr. Barbier’s base salary was adjusted to $388,500. Mr. Barbier is eligible to receive an annual bonus in an amount to be determined by the Board of Directors. The agreement automatically renews for consecutive one-year terms each July unless the Company or Mr. Barbier terminates the agreement earlier on sixty days’ notice. The agreement entitles Mr. Barbier to serve on the Board of Directors for as long as he is the Company’s President and Chief Executive Officer. Thereafter, he will remain a member of the Board of Directors only if the Company terminates his employment without cause. The agreement also provides that if the Company terminates Mr. Barbier without cause, the Company must pay him his base salary for twelve months following the date of his termination.

      In November 2002, David L. Johnson resigned as an officer of the Company and the Company retained Mr. Johnson as a consultant pursuant to a consulting agreement. Stock options granted to Mr. Johnson while he was an employee continued to vest under the terms of the Company’s 1998 Stock Plan while he served as a consultant. In addition, the Company forgave the principal and interest of $91,000 on a full-recourse loan of $80,000 granted to Mr. Johnson in 2001 to provide for income tax effects that resulted from a discrepancy that arose in connection with Mr. Johnson’s purchase of the Company’s Common Stock pursuant to a Restricted Stock Purchase Agreement. The Company paid Mr. Johnson $28,000 for his services as a consultant in 2002.

      Pursuant to the terms of employment set forth in Mr. Roddy’s November 2002 offer letter, Mr. Roddy receives an annual base salary of $220,000 and received, upon approval by the Board of Directors, an option to purchase 200,000 shares of the Company’s Common Stock at the fair market value of the Company’s Common Stock on the date of the grant, which was $3.19 per share. This option vests monthly in equal installments over 48 months beginning November 2002. The Company may terminate Mr. Roddy’s employment at any time and for any reason or no reason. If the Company terminates Mr. Roddy’s employment without cause, the Company must pay severance equal to his base salary until the sooner of the date that he secures new employment, or the date that is three months after the date of his termination. Mr. Roddy will receive no severance if he voluntarily terminates his employment at any time, or if the Company terminates him for cause at any time.

REPORT OF THE COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS

      The following is the report of the Compensation Committee of the Board of Directors with respect to the compensation paid to the Company’s executive officers during the fiscal year ended December 31, 2002. Actual compensation earned during fiscal 2002 by the named executive officers is shown in the Summary Compensation Table above under “Executive Compensation.”

Introduction

      The Compensation Committee of the Board of Directors establishes the general compensation policies of the Company, and recommends to the Board of Directors the compensation plans and specific compensation levels for executive officers. One of the Committee’s goals is to ensure that the Company’s executive compensation programs are competitive with those of regional companies in our industry. In addition, the Committee strives to enable the Company to attract and retain key people and motivate them to achieve or exceed certain key objectives of the Company by making individual compensation directly dependent on the achievement of certain corporate and individual goals, and by providing rewards for meeting or exceeding those goals.

Compensation Programs

      Base Salary. The Committee recommends base salaries for executive officers, and reviews such salaries on an annual basis. In general, the salaries of executive officers are based upon a review of surveys of publicly held companies in our industry and of a similar size to the Company. Base pay increases vary according to individual contributions to the Company’s success and comparisons to similar positions within the Company and at other comparable companies.

      Bonuses. The Committee recommends bonuses for executive officers to the Board of Directors. Each executive officer is evaluated individually to determine a bonus for the fiscal year based on performance criteria, including, among other criteria, progress towards or achievement of milestones in such executive’s area of responsibility and with respect to the Company’s financial performance generally.

      Stock Options. The Committee believes that stock options provide additional incentive to officers to work towards maximizing stockholder value. The Committee views stock options as one of the more important components of the Company’s long-term, performance-based compensation philosophy. These options are provided through initial grants at or near the date of hire and through subsequent periodic grants. The Company generally grants options that become exercisable over a four-year period as a means of encouraging executives and other employees to remain with the Company and to promote its success. Options granted by the Company to its executive officers and other employees have exercise prices equal to the fair market value at the time of grant. This approach is designed to focus executives on the enhancement of stockholder value over the long term and encourage equity ownership in the Company. Options vest and become exercisable at such time as determined by the Board. The initial option grant is designed to be competitive with those of comparable companies for the level of the job that the executive holds and motivate the executive to make the kind of decisions and implement strategies and programs that will contribute to an increase in the Company’s stock price over time. Periodic additional stock options within the comparable range for the job are granted to reflect the executives’ ongoing contributions to the Company, to create an incentive to remain at the Company and to provide a long-term incentive to achieve or exceed the Company’s financial goals.

Compensation Limitations

      The Company has considered the potential future effects of Section 162(m) of the Internal Revenue Code on the compensation paid to the Company’s executive officers. Under Section 162(m) of the Internal Revenue Code, adopted in August 1993, and regulations adopted thereunder by the Internal Revenue Service, publicly-held companies may be precluded from deducting certain compensation paid to an executive officer in excess of $1.0 million in a year. The regulations exclude from this limit performance-based compensation and stock options provided certain requirements, such as stockholder approval, are satisfied. The Company plans to take actions, as necessary, to ensure that its stock option plans and executive annual cash bonus plans qualify for exclusion.

Compensation for the Chief Executive Officer

      Remi Barbier, a founder of the Company, is the Chief Executive Officer, President and Chairman of the Board of Directors of the Company. The Committee uses the performance criteria described above in setting the base salary and bonus for Mr. Barbier, except that his salary is adjusted according to whether overall corporate, rather than individual, objectives were met. The Committee evaluated market data for similar positions and considered overall performance in determining Mr. Barbier’s total compensation. The Committee and the Board of Directors determined that it was appropriate to increase Mr. Barbier’s base salary from $370,000 to $388,500 effective July 14, 2002. Mr. Barbier was also awarded a cash bonus of $100,000 in 2002 relative to 2002 performance. Mr. Barbier was granted stock options to purchase 700,000 shares of Common Stock in fiscal 2002.

Respectfully Submitted By:

MEMBERS OF THE COMPENSATION COMMITTEE

Gert Caspritz, Ph.D.
Sanford R. Robertson

Dated: March 31, 2003

REPORT OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

      The Audit Committee operates under a written charter adopted by the Board of Directors. The primary purpose of the Audit Committee is to monitor the Company’s system of internal accounting controls, to make recommendations to the Board of Directors regarding the selection of independent auditors and to provide to the Board of Directors such additional information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters which require the Board of Directors’ attention.

      The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2002 with management and Ernst & Young LLP, the Company’s independent auditors for such period. In addition, the Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committee). The Audit Committee also has received the written disclosures and the letter from Ernst & Young LLP as required by the Independence Standards Board Standard No. 1. (Independence Discussions with Audit Committees) and has discussed the independence of Ernst & Young LLP with that firm.

      Based on the Audit Committee’s review of the matters noted above and its discussions with the Company’s independent auditors and the Company’s management, the Audit Committee recommended to the Board of Directors that the financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission.

Respectfully Submitted by:

MEMBERS OF THE AUDIT COMMITTEE

Gert Caspritz, Ph.D.
Sanford R. Robertson
Richard G. Stevens, CPA, Chairman

Dated: March 31, 2003

Performance Graph

      Set forth below is a line graph comparing the percentage change in the cumulative return to the stockholders of the Company’s Common Stock with the cumulative return of the Nasdaq Index and of the Nasdaq Pharmaceutical Composite Index for the period commencing July 14, 2000 and ending on December 31, 2002. Returns for the indices are weighted based on market capitalization at the beginning of each measurement point.

COMPARISON OF HISTORICAL CUMULATIVE TOTAL RETURN(*) AMONG

PAIN THERAPEUTICS, INC., NASDAQ COMPOSITE INDEX AND THE
NASDAQ PHARMACEUTICAL COMPOSITE INDEX

(*)	The graph assumes that $100 was invested on July 14, 2000, in the Company’s Common Stock, at the offering price of $12.00 per share, and $100 was invested on June 30, 2000, in the Nasdaq Composite Index and the Nasdaq Pharmaceutical Composite Index, and that all dividends were reinvested. The Company has not declared or paid any dividends on the Company’s Common Stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns. Data from the Indices for June 30, 2000 were used for valuation as of July 14, 2000.

CUMULATIVE TOTAL RETURN AT PERIOD ENDED

	7/14/00	12/31/00	12/31/01	12/31/02

PAIN THERAPEUTICS, INC.	100.00	123.96	76.33	19.92
NASDAQ STOCK MARKET (U.S.)	100.00	61.67	48.89	33.79
NASDAQ PHARMACEUTICAL	100.00	91.30	77.98	50.37

      The information contained above under the captions “Report of the Compensation Committee of the Board of Directors,” “Report of the Audit Committee of the Board of Directors” and “Performance Graph” shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, (the “Securities Act”) or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”). Such officers, directors and ten-percent stockholders are also required by SEC rules to furnish the Company with copies of all forms that they file pursuant to Section 16(a). Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during fiscal 2002, our executive officers and directors of the Company complied with all applicable filing requirements.

CERTAIN BUSINESS RELATIONSHIPS

      Since our inception, and during the last fiscal year, Wilson Sonsini Goodrich & Rosati, Professional Corporation has provided legal services to us. One of the directors of the Company, Michael O’Donnell, Esq., is a member of Wilson Sonsini Goodrich & Rosati, Professional Corporation, which beneficially owns an aggregate of 90,234 shares of the Company’s Common Stock.

      In November 2002, David L. Johnson resigned as an officer of the Company, and the Company retained Mr. Johnson as a consultant pursuant to a consulting agreement. Stock options granted to Mr. Johnson while he was an employee continued to vest under the terms of the Company’s 1998 Stock Plan while he served as a consultant. In addition, the Company forgave the principal and interest of $91,000 on a full-recourse loan of $80,000 with an interest rate of 8% per annum granted to Mr. Johnson in 2001 to provide for income tax effects that resulted from a discrepancy that arose in connection with Mr. Johnson’s purchase of the Company’s Common Stock pursuant to a Restricted Stock Purchase Agreement. The Company paid Mr. Johnson $28,000 for his services as a consultant in 2002.

      Except as noted above, during the last fiscal year, there has not been nor is there currently proposed any transaction or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds $60,000 and in which any director, executive officer, holder of more than 5% of the Common Stock of the Company or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest other than (1) compensation agreements and other arrangements, which are described where required in “Employment and Other Agreements” and (2) the transactions described below.

Investor Rights Agreement

      Certain former holders of the Company’s preferred stock have registration rights with respect to their shares of Common Stock received when their preferred stock was automatically converted into an equal number of shares of Common Stock upon completion of the Company’s initial public offering. The registration rights provide that if the Company proposes to register any securities under the Securities Act, either for the Company’s own account or for the account of other security holders exercising registration rights, they are entitled to notice of the registration and are entitled to include shares of their Common Stock in the registration. This right is subject to conditions and limitations, including the right of the underwriters in an offering to limit the number of shares included in the registration. The holders of these shares may also require the Company to file up to two registration statements under the Securities Act at the Company’s expense with respect to their shares of Common Stock. The Company is required to use its best efforts to effect these registrations, subject to conditions and limitations. Furthermore, the holders of these shares may require the Company to file additional registration statements on Form S-3, subject to conditions and limitations. These rights terminate on the earlier of five years after the effective date of the Company’s July 14, 2000 initial public offering, the date on which all shares subject to these registration rights have been sold to the public, or when a holder is able to sell all its shares pursuant to Rule 144 under the Securities Act in any 90-day period.

      Mr. Barbier is the Company’s President, Chief Executive Officer, Chairman of the Board of Directors and a 5% stockholder. WS Investment Company 98B, WS Investment Company 99B and WS Investment Company 2000A are affiliated entities. Mr. Michael O’Donnell, Esq., one of the Company’s directors, is a general partner of WS Investment Company. Mr. O’Donnell disclaims beneficial ownership of the securities held by such entities, except for his proportional interest in the entities.

Indemnification of Directors and Officers

      The Company has entered into indemnification agreements with each of its directors and officers, which require the Company to indemnify its directors and officers to the fullest extent permitted by Delaware law.

OTHER MATTERS

      The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form Proxy to vote the shares they represent as the Board of Directors may recommend.

THE BOARD OF DIRECTORS

Dated: April 25, 2003

PROXY

PAIN THERAPEUTICS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
2003 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 29, 2003

YOUR VOTE IS IMPORTANT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Company, on behalf of the Board of Directors, for the 2003 Annual Meeting of Stockholders. The Proxy Statement and the related Proxy Form are being distributed on or about April 25, 2003. You can vote your shares using one of the following methods:

•	Complete and return a written Proxy Card

•	Attend the Company’s 2003 Annual Meeting of Stockholders and vote

All Stockholders are cordially invited to attend the Meeting. However, to ensure your representation at the Meeting, you are urged to mark, sign, date and return the enclosed Proxy Card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any Stockholder attending the Meeting may vote in person even if he or she has returned a Proxy Card.

(Continued and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

— FOLD AND DETACH HERE —

PAIN THERAPEUTICS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
MAY 29, 2003

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Pain Therapeutics, Inc. (the “Company”), a Delaware corporation, will be held on Thursday, May 29, 2003 at 10:00 a.m., local time, at the offices of Wilson Sonsini Goodrich & Rosati, Professional Corporation located at 650 Page Mill Road, Palo Alto, California, 94304, for the purposes stated on the reverse side of this proxy card.

The signatory on the reverse side of this proxy card (the “Signatory”), revoking all prior proxies, hereby appoints Remi Barbier and Peter S. Roddy, and each of them, as proxies and attorneys-in-fact, with full power of substitution, to represent and vote on the matters set forth in this proxy any and all shares of the Common Stock of the Company held or owned by or standing in the name of the Signatory on the Company’s books that the Signatory would be entitled to vote at the Annual Meeting of Stockholders of the Company to be held on May 29, 2003, at 10:00 a.m. local time at the offices of Wilson Sonsini Goodrich & Rosati, Professional Corporation located at 650 Page Mill Road, Palo Alto, California 94304 and any continuation or adjournment thereof, with all powers the Signatory would possess if personally present at the meeting.

The Signatory hereby directs and authorizes said Proxies and each of them, or their substitute or substitutes, to vote as specified with respect to the proposals listed on the reverse side of this proxy card, or, if no specification is made, to vote in favor thereof. The Signatory hereby further confers upon said Proxies, and each of them, or their substitute or substitutes, discretionary authority to vote with respect to all other matters that may properly come before the meeting or any continuation or adjournment thereof.

The Signatory hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders, Proxy Statement, Annual Report and the Annual Report on Form 10-K.

PAIN THERAPEUTICS, INC.

Mark Here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

Directors recommend vote FOR all nominees and proposals.

		WITHHOLD	FOR ALL
	VOTE ON DIRECTORS	ALL	EXCEPT		VOTE ON PROPOSALS	FOR	AGAINST	ABSTAIN
1.	To elect two (2) Class III Directors, each to serve for a three year term and until their successors are duly elected and qualified (Proposal One); Nominees:	☐	☐	2.	To ratify the appointment of Ernst & Young LLP as independent auditors to the Company for the fiscal year ending December 31, 2003 (Proposal Two); and	☐	☐	☐

				3.	To transact such other business as may properly be brought before the meeting and any adjournment(s) thereof.
01 Remi Barbier
02 Sanford R. Robertson

To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on April 10, 2003 are entitled to notice of and to vote at the meeting.

Sincerely,

Michael J. O’Donnell
Secretary
South San Francisco, California
April 25, 2003

Signature __________________________________ Signature (Joint Owners)________________________ Date ____________

— FOLD AND DETACH HERE —

PAIN THERAPEUTICS, INC.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.

VOTE IN PERSON

Attend the Company’s Annual Meeting of Stockholders on May 29, 2003 at 10:00 a.m., local time, at the offices of Wilson Sonsini Goodrich & Rosati, Professional Corporation located at 650 Page Mill Road, Palo Alto, California, 94304, and vote in person at the meeting.